EXHIBIT 10.52

WAIVER OF PERFORMANCE

AND SECOND AMENDMENT TO SETTLEMENT AGREEMENT

This "Waiver of Performance and Second Amendment to Settlement Agreement" (hereinafter, the "SASA") shall be effective upon the satisfaction of the Conditions Precedent to Closing (as that term is defined in the Conditions Agreement, executed by the Parties contemporaneously herewith) or Spirit Bear's waiver thereof (the "Conditions to Effectiveness") (the "Second Amendment Effective Date") by and between Spirit Bear Limited and its Assignees ("Spirit Bear"), and Cool Technologies, Inc., f/k/a HPEV, Inc. ("CoolTech"); each of Spirit Bear, its Assignees, and CoolTech being sometimes referred to hereinafter individually as a "Party" or, collectively, as the "Parties".

WHEREAS, the Parties are signatories to that certain Settlement and Release Agreement, effective as of May 1, 2015 (the "SRA"), to resolve with finality all issues related to and arising directly and indirectly from previous agreements between them and litigations in connection therewith;

WHEREAS, the Parties are signatories to that certain First Amendment to Settlement Agreement, effective as of May 1, 2015 (the "FASA"), to amend certain terms and provisions of the SRA; and

WHEREAS, CoolTech, pursuant to Section 1.3-1 of the FASA, has filed an S-1 Registration Statement with the United States Securities and Exchange Commission (the "SEC") for Spirit Bear's shares in CoolTech (including common shares, and preferred shares and warrants convertible into common shares in CoolTech); and

WHEREAS,the SEC has not yet declared the aforementioned S-1 Registration Statement effective; and

WHEREAS, CoolTech desires to withdraw the S-1 from consideration by the SEC and Spirit Bear agrees to the withdrawal of the S-1 on the terms and conditions set forth herein; and

WHEREAS, in connection with the foregoing the Parties wish further to amend certain provisions of the SRA and of the FASA, as provided herein below;

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

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1. Section 1.2-1 of the FASA. The Parties mutually acknowledge that the promises and performances set forth in Section 1.2-1 of the FASA have been performed. The Parties now desire to effectuate a warrant exchange which will modify and amend the strike price and expiration dates of the warrants previously issued to the warrant holders set forth in Section 1.2-1 of the FASA as follows:

Subject to the satisfaction of the Conditions to Effectiveness, HPEV will, by February 12, 2016, deliver warrants to Spirit Bear and Lorenzo, as provided in Table 1.2-1 below (the "Warrants"). Except as otherwise provided in the separate indemnification agreement executed May 1, 2015 with the FASA (the "Indemnification Agreement"), such Warrants shall be delivered to Spirit Bear's counsel as identified in Section 3.6 of the FASA (the actual date of delivery being the "Second Amendment Delivery Date").

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To the extent that the Indemnification Agreement requires that certain warrants be held in escrow, such same provisions shall apply to the Warrants, which shall initially be distributed to the Parties' counsels to be held in escrow pursuant to the Indemnification Agreement. For the purpose of clarity, subject to satisfaction of the Conditions to Effectiveness, all such Warrants belonging to Lorenzo may be immediately delivered to Lorenzo; and such Warrants belonging to Spirit Bear may be immediately delivered to Spirit Bear, except for the 1,800,000 Warrants to be held pursuant to the Indemnification Agreement. Subject to the satisfaction of the Conditions to Effectiveness on the Second Amendment Delivery Date, HPEV shall cancel and direct HPEV's transfer agent to reflect as cancelled any and all still outstanding and unexercised Warrants previously issued or recorded as being held by Spirit Bear and/or Lorenzo as set forth in paragraph 1.2-1 of the FASA (the "FASA Warrants"). HPEV agrees that the existence of the Lien (as defined in the Indemnification Agreement) shall not excuse it from any obligation to cooperate with Spirit Bear's and Lorenzo's exercise of the Warrants.

The warrant positions of Spirit Bear and Lorenzo as of the Second Amendment Delivery Date is as follows, without regard to the existence or possession of earlier-issued warrants (all of which shall be deemed void as of the Second Amendment Delivery Date):

Table 1.2-1

Warrants/Holder	Quantity to Deliver to Holder	Quantity to Escrow	Strike Price	Expiration Date
Series A - Spirit Bear	1,800,000	0	$0.10	1/29/2020
Series B - Spirit Bear	1,800,000	0	$0.10	1/29/2020
Series C - Spirit Bear	0	1,800,000	$0.10	1/29/2020
Series A - Lorenzo	200,000	0	$0.10	1/29/2020
Series B - Lorenzo	200,000	0	$0.10	1/29/2020
Series C - Lorenzo	200,000	0	$0.10	1/29/2020

2. Section 1.2-2 of the SRA. The SRA is hereby amended to delete in its entirety Section 1.2-2 therein.

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3. Section 1.3 of the SRA and FASA. Spirit Bear and its Assignees hereby waive any and all requirements, performances or promises to register shares as set forth in Sections 1.3, 1.3-1, 1.3-2 and 1.3-3 of the SRA and FASA. Any and all performances or promises required therein are hereby rendered void. It is mutually agreed that, subject to satisfaction of the Conditions to Effectiveness, HPEV (n/k/a CoolTech) shall withdraw the S-1 Registration Statement which was previously required to be filed pursuant to the FASA, by February 12, 2016. In consideration thereof, CoolTech agrees to reimburse Spirit Bear and Lorenzo $1,000 per opinion letter for the reasonable costs and expenses, including but not limited to attorneys' fees Spirit Bear and Lorenzo incur in securing opinion letters from counsel opining that the sale of the securities which are the subject of the withdrawn S-1 Registration Statement, are permitted for sale and excluded from registration pursuant to Rule 144 or Rule 144a of the Securities Act of 1933 and/or any other securities law exemption. Such reimbursement shall be paid by CoolTech within fifteen (15) business days after Spirit Bear and/or Lorenzo tender to CoolTech a copy of the opinion letter, in accordance with the notice provisions provided in the SRA and FASA.

4. Releases. Inasmuch as the registration requirements of Sections 1.3, 1.3-1, 1.3-2 and 1.3-3 of the SRA and FASA have been waived and any and all performances and promises thereunder rendered void, Sections 2.3 of the SRA and FASA are hereby voided and said Sections shall be replaced in their entirety to read as follows:

2.3	Releases

2.3-1

Release of Spirit Bear. As of the Second Amendment Delivery Date, HPEV and its officers, directors, members, managers, equity owners, agents, representatives, heirs and direct and indirect affiliates and their respective successors and assigns (collectively, the "HPEV Releasors") irrevocably and unconditionally release, forever discharge, covenant not to sue, indemnify and hold harmless Spirit Bear and its employees, stockholders, officers, directors, agents, counsel, representatives and direct and indirect affiliates and respective successors and assigns, and all persons, firms, corporations, and organizations acting on their behalf (collectively referred to as the "Spirit Bear Related Persons") of and from any and all actions, causes of actions, suits, debts, charges, demands, complaints, claims, administrative proceedings, liabilities, obligations, promises, judgments, agreements, controversies, collection efforts, damages and expenses (including but not limited to compensatory, punitive or liquidated damages, attorney's fees and other costs and expenses incurred), of any kind or nature whatsoever, in law or equity, whether presently known or unknown (collectively, the "Claims"), solely excepting any action to enforce this Agreement and/or seek damages under this Agreement, which HPEV and/or any of the HPEV Releasors ever had for, upon, or by reason of any matter, cause, or thing whatsoever from the beginning of time against Spirit Bear or any of the Spirit Bear Related Persons. Without limiting the foregoing, HPEV and the HPEV Releasors each jointly and severally expressly acknowledge that its release provided for in this Section 2.3 is intended to include in its effect, without limitation, all Claims which have arisen and of which it knows, does not know, should have known, had reason to know, suspects to exist or might exist in its favor at the time of the signing, including, without limitation, any Claims relating directly or indirectly to Spirit Bear, including, without limitation any and all actions which have been or could have been brought against Spirit Bear or any Spirit Bear Related Person as a result of the NWPA, the Purchase Agreement, the 2013 Settlement Agreement, the Dispute, the Lawsuits or any other matter directly or indirectly among HPEV or any HPEV Related Person and Spirit Bear or any Spirit Bear Related Person, and that this release shall extinguish all such Claims. This release shall be binding upon each of HPEV and each HPEV Releasor and their respective partners, officers, directors, stockholders, employees, agents, representatives, personal representatives, heirs, assigns, successors and affiliates, and shall inure to the benefit of Spirit Bear and each of the respective Spirit Bear Related Persons.

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2.3-2

Release of HPEV. As of the Second Amendment Delivery Date, Spirit Bear and its officers, directors, members, managers, equity owners, agents, representatives, heirs and direct and indirect affiliates, including its Assignees, and their respective successors and assigns (collectively, the "SpiritBear Releasors") irrevocably and unconditionally release, forever discharge, covenant not to sue, indemnify and hold harmless HPEV and its employees, stockholders, officers, directors, agents, counsel, representatives and direct and indirect affiliates and respective successors and assigns, and all persons, firms, corporations, and organizations acting on their behalf (collectively referred to as the "HPEV Related Persons") of and from any and all Claims, solely excepting any action to enforce this Agreement and/or seek damages under this Agreement, which Spirit Bear and/or any of the Spirit Bear Releasors ever had for, upon, or by reason of any matter, cause, or thing whatsoever from the beginning of time against HPEV or any of the HPEV Related Persons, specifically including but not limited to the following:

(a)	any and all derivative claims and to the extent permissible by law the Shareholder Derivative Claims addressed in Exhibit A hereto;

(b)	any claims associated with the negative pledge held by Spirit Bear assignee Jaeger; and

(c)	any actual or threatened claims for indemnification.

Without limiting the foregoing, Spirit Bear and the Spirit Bear Releasors each jointly and severally expressly acknowledge that its release provided for in this Section 2.3 is intended to include in its effect, without limitation, all Claims which have arisen and of which it knows, does not know, should have known, had reason to know, suspects to exist or might exist in its favor at the time of the signing, including, without limitation, any Claims relating directly or indirectly to HPEV, including, without limitation any and all actions which have been or could have been brought against HPEV or any HPEV Related Person as a result of the NWPA, the Purchase Agreement, the 2013 Settlement Agreement, the Dispute, the Lawsuits or any other matter directly or indirectly among Spirit Bear or any Spirit Bear Releasor and HPEV or any HPEV Related Person, and that this release shall extinguish all such C 1aims, including the Shareholder Derivative Claims. This release shall be binding upon each of Spirit Bear and each Spirit Bear Releasor and their respective partners, officers, directors, stockholders, employees, agents, representatives, personal representatives, heirs, assigns, successors and Assignees, and shall inure to the benefit of HPEV and each of the respective HPEV Related Persons.

IN WITNESS WHEREOF, the Parties have each caused this Agreement to be executed by their duly authorized respective representatives.

SPIRIT BEAR LIMITED		COOL TECHNOLOGIES, INC. f/k/a HPEV INC.

By:	/s/ Jay Palmer	By:	/s/ Timothy Hassett
Name:	Jay Palmer	Name:	Timothy Hassett
Title:	President	Title:	CEO

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SPIRIT BEAR LIMITED Representative		COOL TECHNOLOGIES, INC. f/k/a HPEV INC.

By:	/s/ Robert Alan Olins	By:	/s/ Theodore Banzhaf
Name:	Robert Alan Olins	Name:	Theodore Banzhaf
		Title:	President

ROBERT ALAN OLINS Individually		COOL TECHNOLOGIES, INC. f/k/a HPEV INC.

By:	/s/ Robert Alan Olins	By:	/s/ Quentin D. Ponder
Name:	Robert Alan Olins	Name:	Quentin D. Ponder
		Title:	CFO

SPIRIT BEAR LIMITED Representative		COOL TECHNOLOGIES, INC. f/k/a HPEV INC.

By:	/s/ Carrie Dwyer	By:	/s/ Judson Bibb
Name:	Carrie Dwyer	Name:	Judson Bibb
		Title:	Vice President and Secretary

SPIRIT BEAR LIMITED Representative		MARK HODOWANEC Individually (as to §§ 2.3-1 and 2.4)

By:	/s/ Donica Holt	By:	/s/ Mark Hodowanec
Name:	Donica Holt		Mark Hodowanec

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SPIRIT BEAR LIMITED Assignee		THEODORE BANZHAF Individually (as to §§ 2.3-1 and 2.7)

By:	/s/ Robert Knoll	By:	/s/ Theodore Banzhaf
Name:	Robert Knoll	Name:	Theodore Banzhaf

SPIRIT BEAR LIMITED Assignee		TIMOTHY HASSETT Individually (as to§ 2.3-1)

By:	/s/ Laurel Brown	By:	/s/ Timothy Hassett
	Laurel Brown	Name:	Timothy Hassett

SPIRIT BEAR LIMITED Assignee		QUENTIN D. PONDER Individually (as to§ 2.3-1)

By:	/s/ Leonora Lorenzo	By:	/s/ Quentin D. Ponder
Name:	Leonora Lorenzo	Name:	Quentin D. Ponder

SPIRIT BEAR LIMITED Assignee		JUDSON W. BIBB III Individually (as to§ 2.3-1)

By:	/s/ Michael Kahn	By:	/s/ Judson W. Bibb III
Name:	Michael Kahn	Name:	Judson W. Bibb III

SPIRIT BEAR LIMITED Assignee

By:	/s/ Ray Adams
Name:	Ray Adams

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SPIRIT BEAR LIMITED Representative		COOL TECHNOLOGIES, INC. f/k/a HPEV INC.

By:	/s/ Robert Alan Olins	By:	/s/ Theodore Banzhaf
Name:	Robert Alan Olins	Name:	Theodore Banzhaf
		Title:	President

ROBERT ALAN OLINS Individually		COOL TECHNOLOGIES, INC. f/k/a HPEV INC.

By:	/s/ Robert Alan Olins	By:	/s/ Quentin D. Ponder
	Robert Alan Olins	Name:	Quentin D. Ponder
		Title:	CFO

SPIRIT BEAR LIMITED Representative		COOL TECHNOLOGIES, INC. f/k/a HPEV INC.

By:	/s/ Carrie Dwyer	By:	/s/ Judson Bibb
Name:	Carrie Dwyer	Name:	Judson Bibb
		Title:	Vice President and Secretary

SPIRIT BEAR LIMITED Representative		MARK HODOWANEC Individually (as to §§ 2.3-1and 2.4)

By:	/s/ Donica Holt	By:	/s/ Mark Hodowanec
Name:	Donica Holt	Name:	Mark Hodowanec

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SPIRIT BEAR LIMITED Assignee		THEODORE BANZHAF Individually (as to §§ 2.3-1 and 2.7)

By:	/s/ Robert Knoll	By:	/s/ Theodore Banzhaf
Name:	Robert Knoll	Name:	Theodore Banzhaf

SPIRIT BEAR LIMITED Assignee		TIMOTHY HASSETT Individually (as to § 2.3 1)

By:	/s/ Laurel Brown	By:	/s/ Timothy Hassett
Name:	Laurel Brown	Name:	Timothy Hassett

SPIRIT BEAR LIMITED Assignee		QUENTIN D. PONDER Individually (as to § 2.3-1)

By:	/s/ Leonora Lorenzo	By:	/s/ Quentin D. Ponder
Name:	Leonora Lorenzo	Name:	Quentin D. Ponder

SPIRIT BEAR LIMITED Assignee		JUDSON W.BIBB III Individually (as to § 2.3-1)

By:	/s/ Michael Kahn	By:	/s/ Judson W. Bibb III
Name:	Michael Kahn	Name:	Judson W. Bibb III

SPIRIT BEAR LIMITED Assignee

By:	/s/ Ray Adams
Name:	Ray Adams

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SPIRIT BEAR LIMITED Assignee		THEODORE BANZHAF Individually (as to §§ 2.3-1 and 2.7)

By:	/s/ Robert Knoll	By:	/s/ Theodore Banzhaf
Name:	Robert Knoll	Name:	Theodore Banzhaf

SPIRIT BEAR LIMITED Assignee		TIMOTHY HASSETT Individually (as to § 2.3 1)

By:	/s/ Laurel Brown	By:	/s/ Timothy Hassett
Name:	Laurel Brown	Name:	Timothy Hassett

SPIRIT BEAR LIMITED Assignee		QUENTIN D. PONDER Individually (as to § 2.3-1)

By:	/s/ Leonora Lorenzo	By:	/s/ Quentin D. Ponder
Name:	Leonora Lorenzo	Name:	Quentin D. Ponder

SPIRIT BEAR LIMITED Assignee		JUDSON W.BIBB III Individually (as to § 2.3-1)

By:	/s/ Michael Kahn	By:	/s/ Judson W. Bibb III
Name:	Michael Kahn	Name:	Judson W. Bibb III

SPIRIT BEAR LIMITED Assignee

By:	/s/ Ray Adams
Name:	Ray Adams

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SPIRIT BEAR LIMITED Assignee		THEODORE BANZHAF Individually (as to §§ 2.3-1 and 2.7)

By:	/s/ Robert Knoll	By:	/s/ Theodore Banzhaf
Name:	Robert Knoll	Name:	Theodore Banzhaf

SPIRIT BEAR LIMITED Assignee		TIMOTHY HASSETT Individually (as to § 2.3 1)

By:	/s/ Laurel Brown	By:	/s/ Timothy Hassett
Name:	Laurel Brown	Name:	Timothy Hassett

SPIRIT BEAR LIMITED Assignee		QUENTIN D. PONDER Individually (as to § 2.3-1)

By:	/s/ Leonora Lorenzo	By:	/s/ Quentin D. Ponder
Name:	Leonora Lorenzo	Name:	Quentin D. Ponder

SPIRIT BEAR LIMITED Assignee		JUDSON W. BIBB III Individually (as to § 2.3-1)

By:	/s/ Michael Kahn	By:	/s/ Judson W. Bibb III
Name:	Michael Kahn	Name:	Judson W. Bibb III

SPIRIT BEAR LIMITED Assignee

By:	/s/ Ray Adams
Name:	Ray Adams

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SPIRIT BEAR LIMITED Representative		COOL TECHNOLOGIES, INC. f/k/a HPEV INC.

By:	/s/ Robert Alan Olins	By:	/s/ Theodore Banzhaf
Name:	Robert Alan Olins	Name:	Theodore Banzhaf
		Title:	President

ROBERT ALAN OLINS Individually		COOL TECHNOLOGIES, INC. f/k/a HPEV INC.

By:	/s/ Robert Alan Olins	By:	/s/ Quentin D. Ponder
Name:	Robert Alan Olins	Name:	Quentin D. Ponder
		Title:	CFO

SPIRIT BEAR LIMITED Representative		COOL TECHNOLOGIES, INC. f/k/a HPEV INC.

By:	/s/ Carrie Dwyer	By:	/s/ Judson Bibb
Name:	Carrie Dwyer	Name:	Judson Bibb
		Title:	Vice President and Secretary

SPIRIT BEAR LIMITED Representative		MARK HADOWANEC Individually (as to §§ 2.3-1 and 2.4)

By:	/s/ Donica Holt	By:	/s/ Mark Hodowanec
Name:	Donica Holt	Name:	Mark Hodowanec

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SPIRIT BEAR LIMITED Assignee		THEODORE BANZHAF Individually (as to §§ 2.3-1 and 2.7)

By:	/s/ Robert Knoll	By:	/s/ Theodore Banzhaf
Name:	Robert Knoll	Name:	Theodore Banzhaf

SPIRIT BEAR LIMITED Assignee		TIMOTHY HASSETT Individually (as to § 2.3-1)

By:	/s/ Laurel Brown	By:	/s/ Timothy Hassett
Name:	Laurel Brown	Name:	Timothy Hassett

SPIRIT BEAR LIMITED Assignee		QUENTIN D. PONDER Individually (as to § 2.3-1)

By:	/s/ Leonora Lorenzo	By:	/s/ Quentin D. Ponder
Name:	Leonora Lorenzo	Name:	Quentin D. Ponder

SPIRIT BEAR LIMITED Assignee		JUDSON W. BIBB III Individually (as to§ 2.3-1)

By:	/s/ Michael Kahn	By:	/s/ Judson W. Bibb Ill
Name:	Michael Kahn	Name:	Judson W. Bibb Ill

SPIRIT BEAR LIMITED Assignee

By:	/s/ Ray Adams
Name:	Ray Adams

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SPIRIT BEAR LIMITED Assignee		THEODORE BANZHAF Individually (as to §§ 2.3-1 and 2.7)

By:	/s/ Robert Knoll	By:	/s/ Theodore Banzhaf
Name:	Robert Knoll	Name:	Theodore Banzhaf

SPIRIT BEAR LIMITED Assignee		TIMOTHY HASSETT Individually (as to § 2.3-1)

By:	/s/ Laurel Brown	By:	/s/ Timothy Hassett
Name:	Laurel Brown	Name:	Timothy Hassett

SPIRIT BEAR LIMITED Assignee		QUENTIN D. PONDER Individually (as to § 2.3-1)

By:	/s/ Leonora Lorenzo	By:	/s/ Quentin D. Ponder
Name:	Leonora Lorenzo	Name:	Quentin D. Ponder

SPIRIT BEAR LIMITED Assignee		JUDSON W. BIBB III Individually (as to§ 2.3-1)

By:	/s/ Michael Kahn	By:	/s/ Judson W. Bibb Ill
Name:	Michael Kahn	Name:	Judson W. Bibb Ill

SPIRIT BEAR LIMITED Assignee

By:	/s/ Ray Adams
Name:	Ray Adams

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SPIRIT BEAR LIMITED Representative		COOL TECHNOLOGIES, INC. f/k/a HPEV INC.

By:	/s/ Robert Alan Olins	By:	/s/ Theodore Banzhaf
Name:	Robert Alan Olins	Name:	Theodore Banzhaf
		Title:	President

ROBERT ALAN OLINS Individually		COOL TECHNOLOGIES, INC. f/k/a HPEV INC.

By:	/s/ Robert Alan Olins	By:	/s/ Quentin D. Ponder
Name:	Robert Alan Olins	Name:	Quentin D. Ponder
		Title:	CFO

SPIRIT BEAR LIMITED Representative		COOL TECHNOLOGIES, INC. f/k/a HPEV INC.

By:	/s/ Carrie Dwyer	By:	/s/ Judson Bibb
Name:	Carrie Dwyer	Name:	Judson Bibb
		Title:	Vice President and Secretary

SPIRIT BEAR LIMITED Representative		MARK HODOWANEC Individually (as to §§ 2.3-1 and 2.4)

By:	/s/ Donica Holt	By:	/s/ Mark Hodowanec
Name:	Donica Holt	Name:	Mark Hodowanec

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